U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K/A

                                  CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): November 15, 2001

                                JUSTWEBIT.COM, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                  (State or jurisdiction of incorporation
                              or organization)

                                    33-5902
                           (Commission File Number)

                                   22-2774460
                     (I.R.S. Employer Identification Number)

            460 East 800 North, Orem, Utah                        84097
     (Address of principal executive offices)                   (Zip Code)

               Registrant's telephone number:  (801) 434-7500


            (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On November 15, 2001, the Registrant entered into an agreement to acquire all of the outstanding shares of H. J. Ventures, Inc., a privately held company that owns and operates public access Internet kiosks throughout the nation. H. J. Ventures was formed to acquire the assets and rights of Advants, Inc. a public access Internet terminal company. Under this agreement, the Registrant will pay 12,000,000 restricted shares of its common stock for all 1,000,000 issued and outstanding shares of H. J. Ventures.

     H. J. Ventures is in the business of selling and installing
Internet terminals. This company supplies the terminals and licenses the software to run the terminal plus web based reporting for the owner of the terminal so they can monitor the usage and revenue deposited into the machine. Maintenance and service is also available either directly from or through H. J. Ventures. Revenue is generated from sale of terminals, user fees on the Internet terminal network, license of software, network monitoring and business consulting.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Financial Statements.

     Since the value of the consideration given in connection with this acquisition is approximately 43% of the total assets of the Registrant as reflected in its unaudited balance sheet as of September 30, 2001, then pursuant to Rule 3.05(b)(2)(iii) of Regulation S-X, financial statements will be furnished for at least the two most recent fiscal years and any interim periods. It is impracticable to provide the required financial statements for this acquired business at the time this Form 8-K is filed; these will be filed as an amendment to this filing not later than 60 days after the filing of this report. Pro forma financial information shall also be furnished in connection with this acquisition pursuant to Article 11 of Regulation S-X.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to
Item 601 of Regulation S-B.

                                 SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                JustWebit.com, Inc.



Dated: December 12, 2001                        By: /s/ Gary Borglund
                                                Gary Borglund, President

                                  EXHIBIT INDEX

Number                             Exhibit Description

2 Agreement of Sale of Shares between the Registrant and shareholders of H.J. Ventures, Inc., dated November 15, 2001
      (see below).

10.1 Employment Agreement between the Registrant and Lowell Holden, dated November 15, 2001 (see below).

10.2 Employment Agreement between the Registrant and Gregory T. Johnson, dated November 15, 2001 (see below).

10.3 Consulting Agreement between the Registrant and L S Enterprises, Inc., dated November 15, 2001 (see below).